SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 3, 2003

Date of Report (Date of earliest event reported)

Monaco Coach Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14725	35-1880244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91320 Industrial Way
Coburg, Oregon 97408

(Address of Principal Executive Offices) (Zip Code)

(541) 686-8011

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.            Financial Statements and Exhibits

(c) Exhibits
99.1	Summary of Certain Disclosures made during April 3, 2003 Webcast.

Item 9.  Regulation FD Disclosure (pursuant to Item 12)

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

On April 3, 2003, Monaco Coach Corporation (the “Company”) issued a press release announcing its preliminary results for the three months ended March 31, 2003. The press release was filed under a Form 8-K on April 3, 2003.  Also on April 3, 2003, the Company held a conference call/webcast to discuss the developments announced in the press release.  The complete webcast may be accessed at www.monaco-online.com.  Certain disclosures made by the Company during the webcast are included in Exhibit 99.1 to this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MONACO COACH CORPORATION
(Registrant)

Dated: April 9, 2003	By:	/s/ P. Martin Daley
P. Martin Daley
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Summary of Certain Disclosures made during April 3, 2003 Webcast.